SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) OCTOBER 10, 2000

                           SAN JOAQUIN RESOURCES INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                     0-26321                    98-0204105
(State or other jurisdiction of     (Commission                (IRS Employer
       incorporation)               File Number)             Identification No.)


  53 STRATFORD PLACE, S.W., CALGARY, ALBERTA,           T3H 1H7 CANADA
(Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (403) 242-9703

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Exhibit index on consecutive page 3                     Consecutive page 1 of 6


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         Pursuant to General Instruction F., the registrant hereby incorporates by reference to the information contained in the press release, which is filed as an exhibit to this report.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information: Not applicable.

         (c)      Exhibits:

                  REGULATION                                                                            CONSECUTIVE
                  S-K NUMBER                         DOCUMENT                                           PAGE NUMBER

                     20.1                Press Release dated October 10, 2000                               4

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SAN JOAQUIN RESOURCES INC.



October 16, 2000                            By:  /s/ J. Timothy Bowes
                                               ------------------------------
                                                 J. Timothy Bowes, President



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